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                         SIXTH AMENDMENT TO OFFICE LEASE

        This Sixth Amendment to Office Lease ("Amendment") is made and entered into as of the 4th day of January, 1999 by and between FIRST & UTAH STREET ASSOCIATES, L.P., a Washington limited partnership ("Landlord"), and STARBUCKS CORPORATION, dba Starbucks Coffee Company, a Washington corporation ("Tenant").

                                   RECITALS:

        A. Landlord and Tenant entered into an Office Lease dated July 1, 1993 for certain premises (the "Premises") containing approximately 60,000 square feet of office space located on the 8th floor of that certain building (the "Building") commonly known as "Starbucks Center" (formerly "SODO Center"), located at 2401 Utah Avenue South in the City of Seattle, King County, Washington. The Office Lease was amended by that Amendment to Lease dated September 10, 1993, that Second Amendment to Office Lease dated January 1, 1995 (the "Second Amendment"), that Third Amendment to Office Lease dated September 30, 1995 (the "Third Amendment"), that Fourth Amendment to Office Lease dated October 31, 1997 (the "Fourth Amendment"), and that Fifth Amendment to Office Lease dated March 5, 1998 (the "Fifth Amendment") (the Office Lease, the Amendment to Lease, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment being collectively referred to herein as the "Lease"). The Building and the Premises are more particularly described in the Lease.

        B. The Lease includes provisions for the expansion of the Premises by Tenant into certain Expansion Space on the 6th Floor of the Building. Landlord and Tenant have agreed to amend the Lease to provide for Tenant's expansion into a portion of the 6th Floor Expansion Space on the terms and conditions set forth herein.

        C. Landlord and Tenant have further agreed to amend certain provisions of the Lease governing the calculation of reimbursable Operating Expenses payable by Tenant, and to amend certain provisions concerning architectural and engineering expenses incurred in completing Tenant Work which are payable by Landlord.

                                   AGREEMENT:

        For and in consideration of the mutual covenants and agreements set forth in this Amendment, Landlord and Tenant hereby agree to amend the Lease as follows:

        1. Definitions. Except as otherwise defined in this Amendment, all capitalized terms shall have the same meanings assigned to then in the Lease. Unless otherwise specified, the "Lease" shall mean the Lease, as modified by this Amendment.


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        2. 6th Floor Expansion. Landlord and Tenant agree that upon delivery of the space by Landlord to Tenant, the Premises shall be expanded to include that certain space in the Building located on the 6th Floor, containing approximately 19,610 square feet, which space is currently occupied by Direct Services, Inc. ("Direct Services") pursuant to a Lease dated August 5, 1993 between Landlord and Direct Services, as amended (the "Direct Services Lease"). This space is shown and designated on the floor plan attached hereto as Exhibit A and incorporated herein by this reference (the "Direct Services Expansion Space").

        3. Early Termination of Direct Services Lease; Compensation for Lost Rent. Landlord agrees to use its best efforts to provide Tenant, on or before February 1, 1999, with an amendment to the Direct Services Lease or other written agreement satisfactory to Tenant which provides for the termination of the Direct Services Lease by not later than September 7, 1999 (the "Direct Services Amendment"). If the Direct Services Amendment is provided to Tenant by February 1, 1999, then commencing on the date of early termination of the Direct Services Lease and continuing through the earlier to occur of (i) the date on which Landlord commences construction of Tenant Improvements for the Direct Services Expansion Space (the "Begin Date") or (ii) September 7, 2000 (the current expiration date of the Direct Services Lease), Tenant shall pay to Landlord the sum of $5,294.70 per month, together with its pro rata share of operating expenses (the amount which would have been payable by Direct Services during the same period had the Direct Services Lease not been terminated). If the Direct Services Amendment is not provided to Tenant by February 1, 1999 but is provided to Tenant after that date, Tenant shall have the right, but not the obligation, to accept the Direct Services Expansion Space under the terms of this Amendment. If Tenant elects not to accept the Direct Services Expansion Space on the terms of this Amendment, the Direct Services Expansion Space shall be treated in the same manner as other 6th Floor Expansion Space and Tenant's rights thereunder shall be governed by the terms of the Lease with respect to the 6th Floor Expansion Space.

        4. Delivery of Possession and Build Out. Provided Landlord has obtained the termination of the Direct Services Lease as provided in Paragraph 3 above, Landlord shall deliver possession of the Direct Services Expansion Space to Tenant and Tenant will take possession thereof no later than September 8, 1999. Upon delivery of the Direct Services Expansion Space to Tenant, all of the terms and conditions of the Lease, including but not limited to provisions for the payment of allowances for Tenant Improvements and related architectural and engineering costs, shall be applicable to the Direct Services Expansion Space. In the event Direct Services fails to vacate the Direct Services Expansion Space by the expiration of its lease term as provided in the amendment to the Direct Services Lease, Landlord shall use its best efforts to enforce the terms of the Direct Services Lease and recover possession of the Direct Services Expansion Space so as to deliver possession of the Direct Services Expansion Space as provided herein. So long as Landlord employs such best efforts to recover the Direct Services Expansion Space, Landlord shall have no liability to Tenant for damages as a result of Direct Services' failure to timely vacate the Direct Services Expansion Space.


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        5. Rent. Commencing on the date which is two (2) days following the completion of the Tenant Improvements for the Direct Services Expansion Space (the "Finish Date"), Base Floor Rent and additional rent for the Direct Services Expansion Space shall be payable at the rate for office space on the 6th Floor under the Lease. No Base Floor Rent or additional rent shall accrue or be payable from the Begin Date through the Finish Date.

        6. Operating Expenses.

               (a) Liability Insurance. Landlord and Tenant agree that "Operating Expenses" include premiums paid by Landlord for commercial general liability insurance maintained pursuant to the terms of Section 18(d) of the original Office Lease. Landlord and Tenant further agree that increases in the premiums for Landlord's liability insurance shall be excluded from the cap on Operating Expenses established under Section 4.7.3 of the Second Amendment.

               (b) Fabric Recycling. Landlord and Tenant further agree that so long as Olympic West is a tenant in the Building and not paying directly for such disposal, expenses incurred by Landlord for the disposal of fabric waste from Olympic West's operations may be included as part of the "trash removal" line item of Operating Expenses under the Lease.

               (c) Office Telephone. Landlord and Tenant further agree that local service telephone charges incurred at Landlord's building management office may be included within the "utilities-other" line item of Operating Expenses under the Lease, and not as part of Landlord's management fee.

               (d) No Change in Operating Expense Base. The Operating Expense Base shall not be adjusted as a result of this Amendment.

        7. Architectural and Engineering Costs. Paragraph K of Exhibit E to the original Office Lease provides that Landlord shall pay, as part of Landlord's Work, twenty percent (20%) of all Architectural Fees and twenty percent (20%) of all fees for structural, mechanical and electrical engineering services incurred in completing Tenant's Work ("Tenant's A&E Costs"). Landlord and Tenant agree that Landlord's obligation to reimburse Tenant for twenty percent (20%) of Tenant's A&E Costs incurred after October 1, 1997 shall not exceed One Dollar ($1.00) per square foot with respect to any Expansion Space. For purposes of this reimbursement obligation, it is understood and agreed that Tenant's A&E Costs cover only working and permit drawings. Programmatic and space planning services (such as master planning) are Tenant's sole responsibility. Promptly following mutual execution of this Amendment, Landlord shall pay to Tenant an amount equal to $68,424.76, representing accrued but unpaid Tenant's A&E Cost reimbursements owed by Landlord to Tenant through the date of this Amendment.


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        8. Continuing Effect. Except as amended by this Amendment, the Lease shall remain in full force and effect. To the extent of any conflict between this Amendment and the Lease, the terms of this Amendment shall control.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment the day and year first above written.

                                      LANDLORD:

                                      FIRST AND UTAH STREET ASSOCIATES, L.P.,
                                      a Washington limited partnership

                                      By: SODO CENTER, INC., its General Partner
                                         ---------------------------------------
                                         By  /s/ KEVIN DANIELS
                                           -------------------------------------
                                              Kevin Daniels
                                         Its: Vice President
                                            ------------------------------------

                                      TENANT:

                                      STARBUCKS CORPORATION, a Washington
                                      corporation

                                      By  /s/ HOWARD WOLLNER
                                        ----------------------------------------
                                      Its Sr. Vice President, Administration
                                         ---------------------------------------


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STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )

        I certify that I know or have satisfactory evidence that Kevin Daniels, to me known to be the Vice President of SODO CENTER, INC., which is the General Partner of FIRST AND UTAH STREET ASSOCIATES, L.P., a Washington limited partnership, signed this instrument and acknowledged said instrument to be the free and voluntary act and deed of said corporation on behalf of said partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

        WITNESS my hand and official seal hereto affixed on January 15, 1999.


[NOTARY PUBLIC SEAL]

                                                /s/ LINDA PIERATT
                                       -----------------------------------------
                                       (Print name) Linda Pieratt
                                                   -----------------------------
                                       Notary Public in and for the
                                       State of Washington
                                       My appointment expires 8-19-00


STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )

        I certify that I know or have satisfactory evidence that HOWARD L. WOLLNER signed this instrument, on oath stated that he was authorized to execute the instrument as the Senior Vice President, Administration of STARBUCKS CORPORATION and acknowledged it to be the free and voluntary act and deed of said corporation, for the uses and purposes mentioned in the instrument.

        WITNESS my hand and official seal hereto affixed on January 18, 1999.


[NOTARY PUBLIC SEAL]

                                                 /s/ AIMEE MAHAN
                                       -----------------------------------------
                                       (Print name) Aimee Mahan
                                                   -----------------------------
                                       Notary Public in and for the
                                       State of Washington
                                       My appointment expires 3-30-2002


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                                    EXHIBIT A

                           Direct Services Expansion
                                     space
                                   Floor Plan

                           [GRAPHICS OF FLOOR LAYOUT]